SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: January 4, 2002

                       ELEPHANT TALK COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

         California                000-30061                     95-2210753
  (State of Incorporation)        (Commission                 (IRS Employer
                                  File Number)               Identification #)

           19222 Pioneer Blvd., Suite 100, Cerritos, California 90703
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (562) 653-0400
                    ----------------------------------------
              (Registrant's telephone number, including area code)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Pursuant to an Agreement of Merger and Plan of Reorganization (the "Merger Agreement"), effective August 27, 2001, and through the subsequent transaction (the "Merger") that closed January 4, 2002 (the "Closing"), Staruni Corporation, a California corporation (the "Company" or "Staruni") merged with Elephant Talk Limited, a limited company incorporated in Hong Kong ("ETHK"). The Company is the surviving corporation and shall continue its corporate existence under the laws of California. On January 9, 2002, the Company filed a Certificate of Amendment of Articles of Incorporation to amend its corporate name to Elephant Talk Communications, Inc. This name change was done in conjunction with the Merger, and to emphasize that the new focus of the Company will be the business of ETHK.

         Pursuant to the terms of the Merger, each holder of ordinary shares of ETHK common stock, par value of HK$1 (One Hong Kong Dollar) immediately prior to the effective time of the merger (the "Merger Date") shall, by virtue of the merger and without any action on the part of such holder, be entitled to receive, as of the Merger Date, such number of shares of common stock of the Company, no par value, as the number of shares of ETHK common stock owned by such holder as of the Merger Date. Collectively, following the Merger, the former holders of ETHK common stock held an aggregate of 90% of the issued and outstanding shares of the Company's common stock. The Merger caused no change in any of the shares of the Company's common stock outstanding on the Merger Date, and no other securities were converted as a result of the Merger.

ELEPHANT TALK LIMITED

         ETHK is a facility-based international long distance carrier offering highly reliable and competitively-priced services on the wholesale market. ETHK provides its services to first-tier local and international telecommunications carriers, enabling those carriers and other service providers to offer voice and fax services to their end-customers. It is ETHK's business that the Company will now adopt as its own as a result of the Merger.

         ETHK's new operations include international long distance on both sides of the Pacific, serving over 20 foreign countries through an advanced and flexible network. ETHK has been expanding its foothold in Asia with more profitable routes and the development of value-added services, such as PC-to-Phone service. The Company is also actively pursuing new sales channels for the higher-margin prepaid calling card market, expanding from the U.S. to several countries in South East Asia.

Background of ETHK

         Established in late 1994, ETHK was located and operated in Hong Kong, and has a switching station in Boston, Massachusetts. ETHK owned switching facilities in China, Hong Kong, the United States, Taiwan and Singapore, which the Company now owns as a result of the Merger. The Company utilize both IP and circuit switched technologies over a common platform, and provide the following services:

            o   International   long  distance   services  in  wholesale  market
                principally to carriers;
            o   prepaid and post paid phone cards; and,
            o   other value added services

         ETHK customers include some of the largest first and second tier telecommunications carriers in the U.S. and several carriers in South East Asia, including two of the four fixed network operators in Hong Kong. Since its establishment, ETHK expanded its network by installing more switches and hubs internationally. Because of this, the Company has secured termination options outside Asia by entering into international operating agreements with foreign-based telecommunications carriers, including AT&T Corp., Frontier Telecom Ltd. and MCI Worldcom Inc.

         Capitalizing on a unique position to gain market share in Asia, the Company has leveraged ETHK's early entrant status by forging a stronger position in the People's Republic of China ("PRC") by forging an increasing number of strategic relationships. In 1996, only one-third of ETHK's traffic terminated in the PRC. This increased to approximately 70% in 1998, and to over 80% in 1999-2000.

         Prior to the Merger, ETHK was a 51%-owned subsidiary of the Hartcourt Companies, Inc. ("Hartcourt"), which is a listed company in the US and Germany. That sale was completed on May 16, 2001. Hartcourt is a holding and development company that is building a network of Internet and telecommunication service companies in the People's Republic of China, including Hong Kong, in partnership with Chinese entrepreneurs as well as Chinese government-owned entities. Hartcourt's business goal is to benefit from a series of IPOs or spin-offs of its core business holdings and investments in Greater China. Hartcourt's holdings of ETHK were exchanged for shares of the Company's common stock as a result of the Merger.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  None.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                  None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  None.

ITEM 5.  OTHER EVENTS

                  None.

ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

                  None.

ITEM 7.  FINANCIAL STATEMENTS

         The audited financial statements of ETHK for the twelve months ended December 31, 2001 and 2000 are attached herewith and filed with this report.


ITEM 8.  CHANGE IN FISCAL YEAR

                  None.
ITEM 9   EXHIBITS

                  None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 20, 2002                                By:  /s/ Russelle Choi
                                                          --------------------
                                                              Russelle Choi
                                                              President & CEO

ITEM 7.  FINANCIAL STATEMENTS

         Attachment











                              ELEPHANT TALK LIMITED
                              FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2001 AND 2000

                              ELEPHANT TALK LIMITED



                                    CONTENTS
                                    --------

     PAGE      1      INDEPENDENT AUDITORS' REPORT

     PAGE      2      BALANCE SHEETS AS OF DECEMBER 31, 2001 AND 2000

     PAGE      3      STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS FOR
                      THE YEARS ENDED DECEMBER 31, 2001 AND 2000

     PAGE      4      STATEMENTS OF CHANGES IN  STOCKHOLDERS' EQUITY FOR THE
                      YEARS ENDED DECEMBER 31, 2001 AND 2000

     PAGE      5      STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31,
                      2001 AND 2000

     PAGES   6 - 15   NOTES TO FINANCIAL STATEMENTS

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Board of Directors of:
   Elephant Talk Limited


We have audited the accompanying balance sheets of Elephant Talk Limited as of December 31, 2001 and 2000 and the related statements of operations and comprehensive loss, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Elephant Talk Limited as of December 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



WEINBERG & COMPANY, P.A.


Los Angeles, California
March 18, 2002

                              ELEPHANT TALK LIMITED
                                 BALANCE SHEETS
                        AS OF DECEMBER 31, 2001 AND 2000
ASSETS
                                                          2001          2000
                                                     ------------  ------------
Current assets
  Cash                                               $    18,574    $    28,620
  Accounts receivable, net                             1,091,564      1,573,177
  Other receivables                                       62,500           --
  Prepaid expenses and other current assets              653,941        904,144
                                                     -----------    -----------
     Total Current Assets                              1,826,579      2,505,941
                                                     -----------    -----------
PROPERTY AND EQUIPMENT - NET                           1,363,850      1,953,929
                                                     -----------    -----------
OTHER ASSETS
   Due from related parties                            1,494,730        618,759
   Investment in ETNS Singapore Pte., Ltd.               209,490        104,391
   Investments, net                                      360,000           --
                                                     -----------    -----------
     Total Other Assets                                2,064,220        723,150
                                                     -----------    -----------
TOTAL ASSETS                                         $ 5,254,649    $ 5,183,020
------------                                         ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Cash overdraft                                    $    33,165    $   133,160
   Accounts payable and accrued expenses               2,821,718      2,445,999
   Deferred revenue                                      194,000           --
   Other payables and customer deposits                  106,915         45,367
   Factor payable                                        198,205           --
   Capital lease liability - current                      84,642         71,392
   Loans payable - related parties                       458,333        533,160
  Due to related parties                                 344,048        834,309
                                                     -----------    -----------
     Total Current Liabilities                         4,241,026      4,063,388
LONG-TERM LIABILITIES
  Capital lease liability - long-term                     28,596        103,303
  Note payable                                           282,051           --
                                                     -----------    -----------
TOTAL LIABILITIES                                      4,551,673      4,166,690
                                                     -----------    -----------
STOCKHOLDERS' EQUITY (DEFICIENCY)
   Common stock, $0.14 value,30,000,000 shares
    authorized,30,000,000 and 22,000,000 shares
    issued and outstanding, respectively               3,846,153      2,820,513
   Additional paid in capital                          1,227,975           --
   Accumulated deficit                                (2,865,096)    (1,559,440)
   Accumulated other comprehensive (loss)income,net     (256,056)        11,667
   Less: subscription receivable                            --         (256,410)
   Less: note receivable - stock issuance             (1,250,000)          --
                                                     -----------    -----------
     Total Stockholders' Equity                          702,976      1,016,330
                                                     -----------    -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 5,254,649    $ 5,183,020
------------------------------------------           ===========    ===========
                 See accompanying notes to financial statements

                              ELEPHANT TALK LIMITED
                 STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                 ----------------------------------------------

                                                          2001          2000
                                                     ------------  ------------
REVENUES, NET                                        $ 11,087,981  $ 19,531,478

COST OF REVENUE                                        10,509,701    19,242,171
                                                     ------------  ------------

GROSS PROFIT                                              578,280       289,307
                                                     ------------  ------------
OPERATING EXPENSES
 Depreciation                                             623,454       662,092
 Selling, general and administrative                    1,330,172       862,445
                                                     ------------  ------------
      Total Operating Expenses                          1,953,626     1,524,537
                                                     ------------  ------------

LOSS FROM OPERATIONS                                   (1,375,346)   (1,235,230)
                                                     ------------  ------------

OTHER INCOME (EXPENSE)
 Interest income                                           62,500         9,467
 Interest expense                                         (52,786)      (12,167)
 Equity in income (loss) of
  unconsolidated affiliate                                 59,976       (55,036)
 Loss on disposal of fixed assets                            --          (8,483)
                                                     ------------  ------------

      Total Other Income (Expense)                         69,690       (66,219)
                                                     ------------  ------------

NET LOSS                                             $ (1,305,656) $ (1,301,449)
--------                                             ------------  ------------

OTHER COMPREHENSIVE INCOME (LOSS)
 Unrealized loss on available
  - for-sale securities                                  (259,000)         --
 Foreign currency translation gain (loss)                  (8,723)       11,667
                                                     ------------  ------------
                                                         (267,723)       11,667
                                                     ------------  ------------

COMPREHENSIVE LOSS                                   $ (1,573,379) $ (1,289,782)
------------------                                   ============  ============
Net loss per common share and equivalents
  - basic and diluted                                $      (0.05) $      (0.06)
                                                     ============  ============
Weighted average shares outstanding during
 the period - basic and diluted                        27,591,781    22,000,000
                                                     ============  ============

                 See accompanying notes to financial statements

                              ELEPHANT TALK LIMITED
           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                 ----------------------------------------------

                                Common Stock     Additional                               Other
                                                  Paid-In        Note    Subscriptions Comprehensive Accumulated
                            Shares      Amount    Capital     Receivable  Receivable   Income (Loss)   Deficit      Total
                          ---------- ----------- ----------- ------------ -----------  -----------   -----------    -----------
Balance,
December 31, 1999         22,000,000 $ 2,820,513 $        -- $         -- $  (256,410) $        --   $  (257,991)   $ 2,306,112

Other comprehensive
income                            --          --          --           --          --       11,667            --         11,667

Net loss, 2000                    --          --          --           --          --           --    (1,301,449)    (1,301,449)
                                                                                                                    -----------
Total comprehensive loss          --          --          --           --          --           --            --     (1,289,782)
                          ---------- ----------- ----------- ------------  ----------  -----------   -----------    ===========
                                                                                                                    -----------
Balance,
December 31, 2000         22,000,000   2,820,513          --           --    (256,410)      11,667    (1,559,440)     1,016,330

Issuance of common
stock for services         3,000,000     384,615          --           --     256,410           --            --        641,025

Issuance of common stock
 for investments and note
 receivable                5,000,000     641,025   1,227,975   (1,250,000)         --           --            --        619,000

Other comprehensive loss          --          --          --           --          --     (267,723)           --       (267,723)

Net loss, 2001                    --          --          --           --          --           --    (1,305,656)    (1,305,656)
                                                                                                                    -----------
Total comprehensive loss          --          --          --           --          --           --            --     (1,573,379)
                          ---------- ----------- ----------- ------------  ----------   ----------   -----------    ===========
                                                                                                                    -----------
BALANCE,
--------
 DECEMBER 31, 2001        30,000,000 $ 3,846,153 $ 1,227,975 $ (1,250,000) $       --   $ (256,056)  $(2,865,096)   $   702,976
 -----------------        ========== =========== =========== ============  ==========   ==========   ===========    ===========











                 See accompanying notes to financial statements

                              ELEPHANT TALK LIMITED
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                      2001           2000
                                                                                  ------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                                         $(1,305,656)   $(1,301,449)
 Adjustments to reconcile net loss to net cash provided by operating activities:
 Depreciation                                                                         623,454        662,092
 Stock issued for compensation                                                        641,025              -
 Loss on disposal of fixed assets                                                           -          8,483
 Equity in (income) loss of unconsolidated affiliate                                  (59,976)        55,036
 Provision for doubtful accounts                                                       33,722         60,825
 Decrease in accounts receivable                                                      447,891      3,534,887
 Decrease in prepaid expenses                                                         250,202        341,872
 Increase in other receivables                                                        (62,500)             -
 Increase (Decrease) in accounts payable and accrued expense                          375,720     (2,969,203)
 Increase (Decrease) in deferred revenue                                              148,633       (111,466)
 Increase in other payables and customer deposits                                     106,915              -
 Increase (Decrease) in cash overdraft                                                (99,995)       133,160
                                                                                  -----------    -----------
       Net Cash Provided By Operating Activities                                    1,099,435        414,237
                                                                                  -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of property and equipment                                                  (33,375)      (338,697)
 Proceeds from sale of property and equipment                                               -          2,308
 Investment in unconsolidated affiliate                                               (53,846)      (147,760)
                                                                                  -----------    -----------
       Net Cash Used In Investing Activities                                          (87,221)      (484,149)
                                                                                  -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from factor                                                                 198,205              -
 Proceeds from notes payable                                                          282,051         74,827
 Payment on notes payable                                                             (74,827)      (224,359)
 Payments on capital lease payable                                                    (61,457)       (39,282)
 Due to related companies, net                                                     (1,366,232)       235,409
                                                                                  -----------    -----------
       Net Cash Provided By (Used In) Financing Activities                         (1,022,260)        46,595
                                                                                  -----------    -----------
NET INCREASE (DECREASE) IN CASH                                                       (10,046)       (23,317)

CASH, BEGINNING OF YEAR                                                                28,620         51,937
                                                                                  -----------    -----------
CASH, END OF YEAR                                                                 $    18,574    $    28,620
-----------------                                                                 ===========    ===========
SUPPLEMENTAL DISCLOSURE OF NON - CASH INVESTING AND FINANCING ACTIVITIES:
-------------------------------------------------------------------------
Interest paid                                                                     $    52,786    $    12,167
                                                                                  ===========    ===========
During 2000, the Company acquired equipment under a capital lease                 $         -    $   213,977
                                                                                  ===========    ===========

During 2001, the Company issued 5,000,000 shares of common stock for a note receivable of $1,250,000 and 1,000,000 shares of common stock valued at $1,869,000.

                 See accompanying notes to financial statements

                              ELEPHANT TALK LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2001 AND 2000

NOTE 1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
------    -----------------------------------------------------------
     (A) Organization
     ----------------
     Elephant Talk Limited (the "Company") was incorporated in Hong Kong in 1994. The Company provides telecommunications services. The financial statements for the years 2001 and 2000 include the equity in earning of a 39% and 42.9%, respectively, of an unconsolidated affiliate, ETNS Singapore Pte. Ltd., accounted for using the equity method (See Note 5).

     (B) Use of Estimates
     --------------------
     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

     (C) Cash and Cash Equivalents
     -----------------------------
     For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

     (D) Foreign Currency Translation
     --------------------------------
     The functional currency was the Hong Kong Dollar for the years ended December 31, 2001 and 2000. The December 31, 2001 and 2000 financial statements of the Company were translated to United States dollars using year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts were translated at their historical exchange rates when the capital transactions occurred. Net gains and losses resulting from foreign exchange translations are included in the statements of operations and stockholder's equity as other comprehensive income or (loss). Foreign currency translation gains and losses on operating transactions were included in consolidated income
     (loss).

     (E) Property and Equipment
     --------------------------
     Property and equipment are stated at cost, less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful life of the assets from three to seven years.

     (F) Income Taxes
      ---------------
     The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ('Statement 109"). Under Statement 109,

                              ELEPHANT TALK LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2001 AND 2000


     deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     (G) Revenue Recognition and Cost of Revenue
     -------------------------------------------
     The Company recognizes sales from telecommunications services as services are provided. The Company recognizes revenue from prepaid calling cards as the services are provided. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as deferred revenue. Cost of revenue includes the cost of capacity associated with the revenue recognized within the corresponding time period.

     (H) Loss Per Share
     ------------------
     Basic net loss per common share is computed based on the weighted average common shares outstanding during the year as defined by Statement of Financial Accounting Standards, No. 128, "Earnings Per Share" ("SFAS 128"). During 2001 and 2000, there were no common stock equivalents outstanding.

     (I) Long-Lived Assets
     ---------------------
     Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets to be Disposed Of" ("SFAS 121"), requires the Company to review long-lived assets and certain identifiable assets related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. If the non-discounted future cash flows of the enterprise are less than their carrying amounts, their carrying amounts are reduced to fair value and impairment loss recognized.

     (J) Fair Value of Financial Instruments
     ---------------------------------------
     Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments" requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The carrying amounts of the Company's accounts and other receivables, accounts payable, accrued liabilities, factor payable, capital lease payable and notes and loans payable approximates fair value due to the relatively short period to maturity for these instruments.

                              ELEPHANT TALK LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2001 AND 2000


     (K) Business Segments
     ---------------------
     The Company operates in one segment and therefore segment information is not presented.

     (L) New Accounting Pronouncements
     ---------------------------------
     Statement No. 142, "Goodwill and Other Intangible Assets" supercedes APB Opinion 17 and related interpretations. Statement No. 142 establishes new rules on accounting for the acquisition of intangible assets not acquired in a business combination and the manner in which goodwill and all other intangibles should be accounted for subsequent to their initial recognition in a business combination accounted for under SFAS No. 141. Under SFAS No. 142, intangible assets should be recorded at fair value. Intangible assets with finite useful lives should be amortized over such period and those with indefinite lives should not be amortized. All intangible assets being amortized as well as those that are not, are both subject to review for potential impairment under SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS No. 142 also requires that goodwill arising in a business combination should not be amortized but is subject to impairment testing at the reporting unit level to which the goodwill was assigned to at the date of the business combination.

     SFAS No. 142 is effective for fiscal years beginning after December 15, 2001 and must be applied as of the beginning of such year to all goodwill and other intangible assets that have already been recorded in the balance sheet as of the first day in which SFAS No. 142 is initially applied, regardless of when such assets were acquired. Goodwill acquired in a business combination whose acquisition date is on or after July 1, 2001, should not be amortized, but should be reviewed for impairment pursuant to SFAS No. 121, even though SFAS No. 142 has not yet been adopted. However, previously acquired goodwill should continue to be amortized until SFAS No. 142 is first adopted.

     Statement No. 143 "Accounting for Asset Retirement Obligations" establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other type of disposal of long-lived tangible assets arising from the acquisition, construction, or development and/or normal operation of such assets. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002, with earlier application encouraged.

     The future  adoption  of these  pronouncements  is not  expected  to have a
     material  effect  on  the  Company's   financial  position  or  results  of
     operations.

NOTE 2   MARKETABLE SECURITIES
------   ---------------------
     The Company's marketable securities are comprised of equity securities, all classified as available-for-sale, which are carried at their fair value

                              ELEPHANT TALK LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2001 AND 2000

     based upon the quoted market prices of those investments as of December 31, 2001. Accordingly, unrealized gains and losses are included in stockholders' equity as other comprehensive income or (loss). The shares are restricted as of December 31, 2001 and therefore not included in current assets.

     The composition of marketable equity securities as of December 31, 2001 is as follows:
                                                          Gross
                                                       Unrealized
     Available-For-Sale Securities:        Cost           Loss      Fair Value
                                      -------------   ------------  -----------
     Common stock                     $     619,000   $    259,000  $   360,000

NOTE 3   ACCOUNTS RECEIVABLE AND FACTOR AGREEMENT
------   ----------------------------------------
     The Company factors trade accounts receivable, with recourse, pursuant to a factoring agreement (the `Agreement"). Under the Agreement, the factor advances 70% of the face value of specific approved customers. The Company is charged at the bank's prime rate on the date of factoring. The Agreement expires on January 16, 2003. At December 31, 2001, the Company has pledged accounts receivable of $296,430 (See Note 7).

     Accounts receivable at December 31 consisted of the following:

                                                          2001          2000
                                                     ------------  ------------

     Accounts receivable                             $  1,151,179  $  1,634,002
     Less allowance for doubtful accounts                  59,615        60,825
                                                     ------------  ------------
                                                     $  1,091,564  $  1,573,177
                                                     ============  ============

     For the years ended December 31, 2001 and 2000, the Company recorded a provision for doubtful accounts of $33,722 and $60,825, respectively in its statement of operations.

NOTE 4   PROPERTY AND EQUIPMENT
------   ----------------------
     Property and equipment at December 31 consisted of the following:

                                                          2001          2000
                                                     ------------  ------------
     Office and computer equipment                   $  4,704,362  $  4,670,987
     Equipment under capital lease                        213,977       213,977
     Leasehold improvement                                178,179       178,179
     Furniture and fixtures                                91,649        91,649
       Less accumulated depreciation                   (3,824,317)   (3,200,863)
                                                     ------------  ------------
                                                     $  1,363,850  $  1,953,929
                                                     ============  ============

                              ELEPHANT TALK LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2001 AND 2000


     Depreciation expense for the year ended December 31, 2001 and 2000 was $623,454 and $662,092, respectively.

NOTE 5   INVESTMENT IN AFFILIATE
------   -----------------------
     In May 2000, the Company acquired a 64.9% interest in ETNS Singapore Pte. Ltd. for $147,760. In October 2000, the Company's interest decrease from 64.9% to 42.9% due to the sale of additional shares of stock to unrelated parties and was further reduced in 2001 to 39% due to the sale of additional shares of stock to unrelated parties. The Company did not record any goodwill as a result of the original investment or any additional investments during 2001 and 2000. The Company's share of the income (loss) for 2001 and 2000 were $59,976 and $(55,036) after accounting for the differences between Hong Kong GAAP and U.S. GAAP. The Company's share of income of affiliate recognized from inception was $4,940 as of December 31, 2001.

NOTE 6   DUE FROM RELATED PARTIES
------   ------------------------
     During 2001 and 2000, the Company advanced monies to entities that officers and/or shareholders have an ownership interest in. The balances as of December 31 are:

                                                          2001          2000
                                                     ------------  ------------

     Due from ETNS Singapore Pte., Ltd.
     (See Note 5)                                    $      3,188  $    127,373

     Due from ET Network Services, Ltd.
      (See Notes 9 & 11(B))                                     -       222,155

     Due from entity related to a director
     and shareholder                                      406,651       269,231

     Due from on entity related to certain
     officers, directors and shareholders               1,072,668             -

     Due from entity related to a shareholder              12,095             -

     Due from entity related to a shareholder                 128             -
                                                     ------------  ------------
                                                     $  1,494,730  $    618,759
                                                     ============  ============

NOTE 7   NOTE PAYABLE
------   ------------
     The Company entered into a term loan agreement with a bank for a note payable of $282,051. The agreement calls for monthly payments of interest at 2% above the bank's prime rate. The note is secured by the guarantees of

                              ELEPHANT TALK LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2001 AND 2000


     three of the Company's shareholders. The note is due and payable in full on January 16, 2003. In addition, the Company also has a standby letter of credit for $1,000,000 (See Note 15(C)).

NOTE 8   LOANS PAYABLE - RELATED PARTIES
------   -------------------------------
                                                          2001          2000
                                                     ------------  ------------
     Due to shareholder, non interest bearing,
     due on demand, unsecured                        $    166,667  $    166,667

     Due to shareholder, non interest bearing,
     due on demand, unsecured                             208,333       208,333

     Due to shareholder, non interest bearing,
     due on demand, unsecured                              41,667             -

     Due to shareholder, non interest bearing,
     due on demand, unsecured                              41,666        41,666

     Due to shareholder, non interest bearing,
     due on demand, unsecured                                   -       116,494
                                                     ------------  ------------
                                                     $    458,333  $    533,160
                                                     ============  ============

NOTE 9   DUE TO RELATED PARTIES
------   ----------------------
     During 2001 and 2000, the Company received advances from entities that certain officers and/or shareholders have an ownership interest. The balances as of December 31 are:

                                                          2001          2000
                                                     ------------  ------------
     Due to an entity related to certain
     officers, directors and shareholders            $          -  $    830,159

     Due to ET Network Services, Ltd.
     (See Note 11(B))                                     342,156             -

     Due to a fellow subsidiary of ET Network
     Services, Ltd. (See Note 11(B))                        1,892         4,150
                                                     ------------  ------------
                                                     $    344,048  $    834,309
                                                     ============  ============

                              ELEPHANT TALK LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2001 AND 2000

NOTE 10  STOCKHOLDERS' DEFICIENCY
-------  ------------------------
     (A) Amendment to Authorized Common and Preferred Shares
     -------------------------------------------------------
     During 2001, the Company filed an amendment to its Articles of Incorporation increasing the authorized shares of the Company's common stock to 30,000,000 shares from 25,000,000 shares. The financial statements have been retroactively restated to reflect the increase in authorized shares.

     (B) Stock Issued for Services
     -----------------------------
     During 2001, the Company issued 3,000,000 common shares for services to officers and directors valued for financial accounting purposes based upon the then most recent cash offering price. Accordingly, compensation expense of $641,025 was recognized.

     (C) Stock Issued for Investments and Note Receivable
     ----------------------------------------------------
     During 2001, the Company issued 5,000,000 shares of common stock for a note receivable of $1,250,000 and 1,000,000 shares of common stock in a publicly traded company valued at the date of grant at $619,000 for total consideration of $1,869,000.

NOTE 11  RELATED PARTY TRANSACTIONS
-------  --------------------------
     (A) Elephant Talk, Inc.
     -----------------------
     During 2001 and 2000, the Company provided calling capacity and paid commissions on prepaid calling card sales with a company related to certain officers, directors and shareholders.

                                                          2001          2000
                                                     ------------  ------------

     Capacity costs (included in cost of revenue)    $  2,861,174  $  8,601,553
                                                     ============  ============

     Commissions paid (included in operating
         expenses)                                   $    206,322  $    358,168
                                                     ============  ============

     (B) ET Network Services, Ltd.
     -----------------------------
     During 2001 and 2000, the Company  provided  management and  administrative
     services  to  a  company  related  to  certain   officers,   directors  and
     shareholders. The total amount of services during 2001 and 2000 were $205,348 and $513,436, respectively.

     During 2001 and 2000, the Company was provided management and administrative services from a company related to certain officers, directors and shareholders. The total amount of services during 2001 and 2000 were $366,872 and $172,982, respectively.

                              ELEPHANT TALK LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2001 AND 2000

     (C) Wizard Services Limited
     ---------------------------
     During 2001 and 2000, the Company advanced monies to a company related to certain officers, directors and stockholders. The total amount of monies advanced during 2001 and 2000 were $137,420 and $269,230, respectively.

NOTE 12  COMMITMENTS AND CONTINGENCIES
-------  -----------------------------
     (A) Operating Leases
     --------------------
     The Company leases corporate office space under an operating lease. The lease is scheduled to expire in 2002.

     Future minimum lease payments under operating leases are approximately as follows at December 31, 2001:

                                         2002        $     50,560
                                                     ============

     Rent expense under operating leases for the years ended December 31, 2001 and 2000 was $137,304 and $135,969, respectively.

     (B) Capital Lease Agreements
     ----------------------------
     Capital leases are summarized as follows at December 31:

                                                          2001          2000
                                                     ------------  ------------

     Office equipment, 9.07% interest per annum,
     secured by equipment                            $      7,404  $     15,786

     Communications equipment, secured by equipment        15,856             -

     Communications equipment, 11.57% interest per
     annum, secured by communications equipment            89,978       159,449
                                                     ------------  ------------
                                                          113,238       175,235
         Less: current portion                             84,642        71,932
                                                     ------------  ------------
                                                     $     28,596  $    103,303
                                                     ============  ============

     Future minimum lease payments under capital leases are as follows at December 31, 2001:

                        2002                         $     92,226
                        2003                               31,849
                                                     ------------
                        Total lease payments              124,075
                        Less: interest                     10,837
                                                     ------------
                             Total                   $    113,238
                                                     ============

                              ELEPHANT TALK LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2001 AND 2000


NOTE 13  INCOME TAXES
-------  ------------
     Income tax expense (benefit) for the years ended December 31, 2001 and 2000 is summarized as follows:

                                                          2001          2000
                                                     ------------  ------------
     Current:
       Federal                                       $          -  $          -
       State                                                    -             -
                                                     ------------  ------------
     Income tax expense (benefit)                    $          -  $          -
                                                     ============  ============

     The Company's tax expense differs from the "expected" tax expense for the years ended December 31, 2001 and 2000, as follows:

                                                          2001          2000
                                                     ------------  ------------

     U.S. Federal income tax provision (benefit)     $   (396,800) $   (442,500)
     Effect of net operating loss carryforward            396,800       442,500
                                                     ------------  ------------
                                                     $          -  $          -
                                                     ============  ============

     The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at December 31 are as follows:

                                                          2001          2000
                                                     ------------  ------------
       Deferred tax assets:
       Net operating loss carryforward               $    931,000  $    534,000
                                                     ------------  ------------
          Total gross deferred tax assets                 931,000       534,000
       Less valuation allowance                           931,000       534,000
                                                     ------------  ------------
       Net deferred tax assets                       $          -  $          -
                                                     ============  ============

     At December 31, 2000, the Company had net operating loss carryforwards of approximately $2,468,400 for U.S. federal income tax purposes available to offset future taxable income expiring on various dates beginning in 2019 through 2022.

     The valuation allowance at January 1, 2000 was approximately $534,200. The net change in the valuation allowance during the year ended December 31, 2001 was an increase of $396,800.

                              ELEPHANT TALK LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2001 AND 2000


NOTE 14  CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS
-------  -------------------------------------------------
     During 2001 and 2000, the Company received 74.5% and 68% of its revenue from three customers. The Company had accounts receivable due from these three customers in 2001 and 2000 of $644,544 and $1,234,305, respectively. During 2001 and 2000, the Company purchased 40% and 26.6% of its calling capacity from three and two suppliers, respectively.

NOTE 15  SUBSEQUENT EVENTS
-------  -----------------
     (A) Reverse Merger

     During January 2002, the Company entered into an agreement to exchange 100% of its common stock for 90% of the common stock of Elephant Talk Communications, Inc. (OTCBB: ETLK), a publicly traded company. As a result of the exchange agreement, the reorganization was treated as an acquisition by the acquirer and as a reverse merger by the acquiree for accounting purposes.

     (B) Note Payable

     During 2002, the Company guaranteed $1,038,462 under its stand-by letter of Credit arrangement. The stand by letter of credit is personally guaranteed by its shareholders.

     (C) Consulting Agreement

     During 2002, the Company entered into a consulting agreement with a company to provide investor/shareholder relations services. The agreement calls for a monthly payment of $2,500 plus 20,000 shares of common stock of Elephant Talk Communications, Inc. having a fair value on the date of grant of approximately $10,000 (See Note 15 A).